UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 1, 2022

Progress Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40027	85-3303412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Winthrop Square Penthouse

Boston, MA 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 401-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	PGRWU	The NASDAQ Stock Market LLC
Common Stock, par value $0.0001 per share	PGRW	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock for an exercise price of $11.50	PGRWW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of George Barrios

Effective August 1, 2022, George Barrios was appointed as Co-President of Progress Acquisition Corp. (the “Company”).

In 2020, George Barrios co-founded Isos Capital Management L.P. (“Isos Capital Management”), a boutique, full-stack investment firm uniquely positioned to identify and execute on attractive investment opportunities in the global media, entertainment, sports, and technology industries. Since December 16, 2021, George Barrios has served as a director of Bowlero Corp. (Bowlero). Mr. Barrios was appointed National Board Chair of the Make-A-Wish Foundation on March 23, 2021. He most recently served as Co-Chief Executive Officer of Isos Acquisition Corporation, a special purpose acquisition company, that completed a business combination with Bowlero in the media sector’s 3rd largest SPAC transaction ($2.6B) of 2021. Prior to that, he served as Co-President of the WWE from February 2018 to January 30, 2020. He was the Chief Strategy & Financial Officer of the WWE from November 2013 to February 2018, and Chief Financial Officer from March 2008 to November 2013. Before that, he was Vice President and Treasurer of The New York Times Company from January 2007 to March 2008. Mr. Barrios joined The New York Times Company in April 2002 as Chief Financial Officer of a subsidiary, which published, among other things, The Boston Globe. Prior to that, he was President and Chief Operating Officer of Netsilicon, Inc. from September 2000 to September 2001, a publicly held software development company, where he helped to stabilize the business prior to its merger with Digi International Inc. in 2001. From 1994 to 2000, Mr. Barrios served in several senior capacities for Praxair, Inc., a large supplier of industrial gasses. Earlier in his career, he held various leadership roles in strategy and operations at Time Warner/HBO, Inc. Mr. Barrios holds a B.A. degree and an M.B.A. from the University of Connecticut.

No family relationships exist between Mr. Barrios and any other directors or executive officers of the Company. Other than as described in this report, Mr. Barrios has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K and there are no arrangements or understandings between Mr. Barrios and any other person pursuant to which he was selected as Co-President.

Appointment of Michelle Wilson

Effective August 1, 2022, Michelle Wilson was appointed as Co-President of the Company.

Michelle Wilson co-founded Isos Capital Management in 2020 and currently serves as a board member of Turtle Beach and Make-A-Wish Connecticut. Ms. Wilson has served as Co-Chief Executive Officer Isos Acquisition until its business combination with Bowlero, in which she now serves a member of Bowlero’s Board of Directors. Prior to her current position, Ms. Wilson served as Co-President and Board member at WWE from February 2018 to January 2020. She served as Chief Revenue & Marketing Officer from November 2013 to February 2018, and Chief Marketing Officer from February 2009 to February 2018. From August 2001 to February 2009, she was Chief Marketing Officer of the United States Tennis Association where she was instrumental in making the U.S. Open the highest attended annual sporting event in the world with more than 700,000 fans in attendance every year. She was pivotal in the implementation of several innovations for the sport, including in-stadium video screens, blue courts, instant replay and the 2004 launch of the U.S. Open Series. From April 2000 to July 2001, she was Vice President of Marketing for the XFL. Earlier in her career, Ms. Wilson held positions at the National Basketball Association in its domestic and international consumer products groups as well as roles at Nabisco and Johnson & Johnson. Ms. Wilson holds a B.S.E. in Chemical Engineering from the University of Pennsylvania and an M.B.A. from the Harvard Business School.

No family relationships exist between Ms. Wilson and any other directors or executive officers of the Company. Other than as described in this report, Ms. Wilson has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K and there are no arrangements or understandings between Ms. Wilson and any other person pursuant to which she was selected as Co-President.

Appointment of Winston Meade.

Effective August 1, 2022, Winston Meade was appointed as Chief Strategy Officer of the Company.

Since February 2021, Winston Meade has served as Managing Director of Isos Capital Management. He most recently served as Chief Financial Officer of Isos Acquisition until its business combination with Bowlero. Prior to that, Mr. Meade served as Managing Director at Stephens Inc. from March 2017 to December 2020 and served as a Managing Director with UBS Investment Bank from June 2000 to March 2017. Mr. Meade has a Bachelor of Arts degree in Economics from the University of Virginia.

No family relationships exist between Mr. Meade and any other directors or executive officers of the Company. Other than as described in this report, Mr. Meade has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K and there are no arrangements or understandings between Mr. Meade and any other person pursuant to which he was selected as Co-President.

Item 8.01 Other Events.

Progress Capital I, LLC (the “Sponsor”), a Delaware limited liability company and sponsor of the Company, admitted Isos Sponsor III LLC (“Isos”), a Delaware limited liability company, as a member of the Sponsor.

Mr. Barrios, Ms. Wilson, and Mr. Meade’s service as officers of the Company will commence immediately and, provided that such individuals are continuing to serve as officers of the Company, the totality of Isos’ granted membership interest in the Sponsor shall vest and represent half of the membership interests of the Sponsor.

On August 1, 2022, the Company issued a press release announcing the appointment of Mr. Barrios, Ms. Wilson and Mr. Meade. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 1, 2022
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2022

PROGRESS ACQUISITION CORP.

By:	/s/ David Arslanian
Name: David Arslanian
Title: Chief Executive Officer and President

3